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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2005

EXTENDED SYSTEMS INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware	000-23597	82-0399670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5777 North Meeker Avenue
Boise, Idaho 83713
(Address of principal executive offices)

(208) 322-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Agreement and Plan of Merger

        On July 28, 2005, Sybase, Inc., a Delaware corporation ("Sybase"), Ernst Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Sybase ("Merger Sub"), and Extended Systems Incorporated, a Delaware corporation ("Extended Systems"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), as announced in the press release attached hereto as Exhibit 99.1. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Extended Systems (the "Merger"), with Extended Systems continuing after the merger as the surviving corporation and a wholly owned subsidiary of Sybase.

        Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of Extended Systems ("Extended Systems Common Stock"), except for dissenting shares, will be converted into the right to receive $4.460847 in cash, without interest ("Merger Consideration") on the terms specified in the Merger Agreement. Additionally, at the effective time of the Merger, each outstanding option to purchase Extended Systems Common Stock issued pursuant to Extended Systems' stock plans or other agreements or arrangements, whether vested or unvested, by virtue of the Merger without any action on the part of the holder, shall be entitled to receive a cash amount, with respect to each share issuable under a particular Extended Systems stock option, equal to (i) $4.460847 over (ii) the exercise price payable in respect of such Share issuable under such Extended Systems stock option (it being understood that if the exercise price of any option exceeds $4.460847, such cash amount with respect to that option shall be zero).

        The Merger Agreement was unanimously approved by those directors present at the applicable meeting of the Extended Systems board of directors. The transactions contemplated by the Merger Agreement are subject to the approval of Extended Systems' stockholders, any required governmental approvals or clearances and other specified closing conditions.

        Extended Systems, Sybase and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement. The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement and such representations and warranties should not be relied on by any other person.

        Among the covenants that Extended Systems made in the Merger Agreement, Extended Systems agreed: (i) to, during the interim period between the execution of the Merger Agreement and consummation of the Merger, carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, (ii) not to engage in certain kinds of transactions during such period, (iii) to call, hold and convene an annual or special meeting of its stockholders for the purpose of acting on the approval and adoption of this Agreement and approving the Merger, and (iv) for its board of directors to recommend the adoption and approval of the Merger Agreement and approval of the Merger by Extended Systems' stockholders.

        Pursuant to the Merger Agreement, Extended Systems has agreed, generally, that neither it nor any of its subsidiaries shall, nor will they authorize or permit any of their respective directors and officers and they shall direct their respective employees, affiliates, agents and representatives to, directly or indirectly: (i) solicit, initiate or knowingly encourage, facilitate or induce the making, submission or announcement of any acquisition proposal; (ii) subject to certain exceptions, participate in any negotiations or discussions with any person (other than Sybase and its representatives) regarding, or furnish to any person (other than Sybase and its representatives) any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any acquisition proposal; (iii) approve, endorse or recommend any acquisition proposal; or (iv) enter into any contract, agreement, commitment or other binding understanding or undertaking (including any such item that is a letter of intent or similar document) contemplating or otherwise relating to any acquisition transaction. Notwithstanding those provisions, Extended Systems may negotiate with, supply nonpublic information to, and/or enter into a confidentiality agreement with, a third party if:

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  there has been no violation of the non-solicitation restrictions summarized above;

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  the Extended Systems board of directors concludes, in good faith, after consulting with legal counsel, that action is required for the board to comply with its fiduciary obligations to stockholders under applicable law;

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  Extended Systems gives Sybase prior written notice of any intended action and identity of the third party and requires such third party to executed a confidentiality agreement that is no less favorable to Extended Systems than the confidentiality agreement entered into with Sybase;

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  Extended Systems makes available the same nonpublic information to Sybase; and

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  Extended Systems provides notice of any board meeting at which the acquisition proposal is to be considered along with relevant transaction agreements.

        The Merger Agreement contains certain termination rights for both Sybase and Extended Systems, and further provides that, after termination of the Merger Agreement under specified circumstances, Extended Systems must pay Sybase a termination fee of $3.0 million. In another circumstance, after termination of the Merger Agreement, Extended Systems may be obligated to pay Sybase out-of-pocket fees and expenses not to exceed $500,000; provided, however, in no event shall the total of the termination fee plus Sybase out-of-pocket expenses for which Extended Systems is obligated to pay exceed $3.0 million.

        The Merger is expected to close in the fourth quarter of 2005, although there can be no assurances that the Merger will close in that time period.

        The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

        In connection with the execution of the Merger Agreement, Sybase and certain officers, directors and founders of Extended Systems entered into stockholder voting agreements (the "Voting Agreements"), pursuant to which, among other things, such persons agreed to vote their shares in favor of the Merger and certain related matters. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to such agreements, forms of which are filed as Exhibit 2.2 and 2.3 hereto and are incorporated herein by reference.

        In connection with the execution of the Merger Agreement, Extended Systems and certain of its officers entered into amendments to their Change of Control Employment Agreements (the "CIC Amendments"), pursuant to which, among other things, such persons agreed to accept a fixed dollar amount of $2,000 per month in lieu of continuation of benefits after termination and to waive rights to have Extended Systems pay the costs of any legal proceedings between the parties related to the Change of Control Employment Agreements. The CIC Amendments become effective as of the closing of the Merger. The foregoing description of the CIC Amendments does not purport to be complete and is qualified in its entirety by reference to such agreement, the form of which is filed as Exhibit 2.4 hereto and is incorporated herein by reference.

        In connection with the execution of the Merger Agreement, Extended Systems and Charles W. Jepson, its President and Chief Executive Officer, entered into an Employment Separation and Release Agreement (the "Separation Agreement"), which will become effective as of the closing of the Merger. Pursuant to the Separation Agreement, Extended Systems agreed to make certain payments to Mr. Jepson upon his termination of employment at the closing of the Merger and Mr. Jepson agreed to: (i) accept a fixed dollar amount of $2,000 per month in lieu of continuation of benefits after

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termination, (ii) waive rights to have Extended Systems provide a gross up in the event that Mr. Jepson should be subject to excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended, (iii) waive rights to have Extended Systems pay the costs of any legal proceedings between the parties related to his Change of Control Employment Agreement and (iv) provide a release of claims to Extended Systems in connection with his termination of employment. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, the form of which is filed as Exhibit 2.5 hereto and is incorporated herein by reference.

        In connection with the execution of the Merger Agreement, Mr. Jepson also entered into a Noncompetition Agreement with Sybase, which will become effective as of the closing of the Merger, pursuant to which Mr. Jepson agreed not to engage in or become associated with certain prohibited activities or solicit employees or customers of Extended Systems for two years after the closing of the Merger. The foregoing description of the Noncompetition Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, the form of which is filed as Exhibit 2.6 hereto and is incorporated herein by reference.

        In connection with the execution of the Merger Agreement, Mark A. Willnerd, Vice President of Business Development of Extended Systems, also entered into a letter agreement with Sybase, which will become effective as of the closing of the Merger, pursuant to which Mr. Willnerd agreed not to engage in or become associated with certain prohibited activities or solicit employees or customers of Extended Systems for a period ending on the earlier of (i) 18 months after termination of his employment with Sybase or (ii) six months after the termination of his employment without cause by Sybase or his termination for good reason. Mr. Willnerd also agreed that he would receive amounts otherwise payable in connection with the Merger under his existing Change of Control Employment Agreements upon the earlier to occur of (i) the second anniversary of the closing of the Merger or (ii) the termination of his employment without cause by Sybase or his termination for good reason. Mr. Willnerd's existing Change of Control Employment Agreement and other employment agreements with Extended Systems will terminate at the effective time of the letter agreement. The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, the form of which is filed as Exhibit 2.7 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

        In connection with the merger, Extended Systems has agreed to file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF EXTENDED SYSTEMS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Extended Systems, 5777 North Meeker Avenue, Boise, Idaho 83713 (Telephone: 800-235-7576 ext. 6276). In addition, documents filed with the SEC by Extended Systems will be available free of charge at the SEC's web site at http://www.sec.gov.

        Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Extended Systems in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Extended Systems with the SEC.

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Item 3.03. Material Modification to Rights of Security Holders.

Amendment to Preferred Stock Rights Agreement

        In contemplation of the Merger Agreement, on July 28, 2005, Extended Systems also entered into an amendment (the "Rights Amendment") to its Preferred Stock Rights Agreement, dated as of June 5, 2003 (the "Rights Agreement"), by and between Extended Systems and EquiServe Trust Company, N.A., a national banking association (the "Prior Rights Agent"), to (i) appoint American Stock Transfer & Trust Company, a New York corporation, as the successor Rights Agent to the Prior Rights Agent, who was deemed to have resigned on March 31, 2005 and (ii) amend the Rights Agreement so that the Merger and the other transactions contemplated by the Merger Agreement will not result in the grant of any rights to any person under the Rights Agreement or give rise to any other event under the Rights Agreement.

        The foregoing description of the Rights Amendment is qualified in its entirety by reference to the Rights Agreement, which is filed as Exhibit 4.1 hereto, and the Rights Amendment, which is filed as Exhibit 4.2 hereto. Each of which the Rights Agreement and the Rights Amendment is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger dated as of July 28, 2005, by and among Sybase, Inc., Ernst Acquisition Corporation and Extended Systems Incorporated
2.2	Form of Voting Agreement dated as of July 28, 2005 between certain founders of Extended Systems Incorporated and Sybase, Inc.
2.3	Form of Voting Agreement dated as of July 28, 2005 between certain directors and officers of Extended Systems Incorporated and Sybase, Inc.
2.4	Form of Amendment to Change of Control Employment Agreement dated as of July 28, 2005 between Extended Systems Incorporated and certain officers of Extended Systems Incorporated.
2.5	Employment Separation and Release Agreement dated as of July 28, 2005 between Charles W. Jepson and Extended Systems Incorporated.
2.6	Noncompetition Agreement dated as of July 28, 2005 between Charles W. Jepson and Sybase, Inc.
2.7	Letter Agreement dated as of July 28, 2005 between Mark A. Willnerd and Sybase, Inc.
4.1
Preferred Stock Rights Agreement, dated June 5, 2003, between Extended Systems Incorporated and EquiServe Trust Company, N.A., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B, and C, respectively. (1)
4.2	Amendment to Preferred Stock Rights Agreement, dated as of July 28, 2005, by and between Extended Systems Incorporated and American Stock Transfer & Trust Company, a New York corporation.
99.1	Press Release dated July 29, 2005 of Extended Systems Incorporated

(1)
Incorporated by reference from Extended Systems' Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 29, 2003

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005	EXTENDED SYSTEMS INCORPORATED
	By:	/s/ VALERIE A. HEUSINKVELD Valerie A. Heusinkveld Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger dated as of July 28, 2005, by and among Sybase, Inc., Ernst Acquisition Corporation and Extended Systems Incorporated
2.2	Form of Voting Agreement dated as of July 28, 2005 between certain founders of Extended Systems Incorporated and Sybase, Inc.
2.3	Form of Voting Agreement dated as of July 28, 2005 between certain directors and officers of Extended Systems Incorporated and Sybase, Inc.
2.4	Form of Amendment to Change of Control Employment Agreement dated as of July 28, 2005 between Extended Systems Incorporated and certain officers of Extended Systems Incorporated.
2.5	Employment Separation and Release Agreement dated as of July 28, 2005 between Charles W. Jepson and Extended Systems Incorporated.
2.6	Noncompetition Agreement dated as of July 28, 2005 between Charles W. Jepson and Sybase, Inc.
2.7	Letter Agreement dated as of July 28, 2005 between Mark A. Willnerd and Sybase, Inc.
4.1
Preferred Stock Rights Agreement, dated June 5, 2003, between Extended Systems Incorporated and EquiServe Trust Company, N.A., including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B, and C, respectively.(1)
4.2	Amendment to Preferred Stock Rights Agreement, dated as of July 28, 2005, by and between Extended Systems Incorporated and American Stock Transfer & Trust Company, a New York corporation.
99.1	Press Release dated July 29, 2005 of Extended Systems Incorporated

(1)
Incorporated by reference from Extended Systems' Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 29, 2003

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  Item 1.01 Entry into Material Definitive Agreement
  Item 3.03. Material Modification to Rights of Security Holders.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX